UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Filing (Date of Report and Earliest Event Reported): November 8, 2005

(November 2, 2005)

CTS CORPORATION
(Exact Name of Company as Specified in Its Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(I.R.S. Employer Identification Nos.)

905 West Boulevard North
Elkhart, Indiana		46514
(Address of Principal Executive Offices)		(Zip Code)

Company’s Telephone Number, Including Area Code: (574) 293-7511

(Forrmer Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

❑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On November 2, 2005, CTS Corporation issued a press release announcing that the Board of Directors had authorized a program for the repurchase of up to 1 million shares of its outstanding shares of common stock. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.
                Not applicable.

(b)	Pro Forma Financial Information.
Not applicable.

(c)	Exhibits.

The following exhibits are filed with this report:

Exhibit No.      Exhibit Description
            99.1       Press Release dated November 2, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTS CORPORATION

 /s/ Richard G. Cutter III
By: Richard G. Cutter III
Vice President, General Counsel
and Secretary

Date: November 8, 2005

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release dated November 2, 2005